UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549



                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 0R 15(d) OF THE

                       SECURITIES AND EXCHANGE ACT OF 1934

                          ----------------------------

         DATE OF REPORT (Date of earliest event reported): May 20, 2003

                           ---------------------------

                                 MONROE BANCORP
             (Exact Name of Registrant as Specified in its Charter)

                           --------------------------

          INDIANA                     000-31951                  35-1594017
(State or other jurisdiction     (Commission File No.)         (IRS Employer
     of incorporation)                                      Identification No.)

                            210 East Kirkwood Avenue
                              Bloomington, IN 47408
          (Address of Principal Executive Offices, including Zip Code)

                                 (812) 336-0201
              (Registrant's Telephone Number, including Area Code)


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Item 5.  Other Information.

         Monroe Bancorp issued a press release dated May 20, 2003 announcing a special loan loss provision.



Item 7.  Financial Statements and Exhibits.

         (c) 99.1 press release, dated May 20, 2003














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                                    SIGNATURE
                                    ---------

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DATE:  May 20, 2003.

                                            MONROE BANCORP



                                            /s/ Gordon M. Dyott
                                            -------------------
                                            Gordon M. Dyott
                                            Executive Vice President
                                            Chief Financial Officer
                                            (Chief Accounting Officer)









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                                  EXHIBIT INDEX



Exhibit Number    Exhibit
--------------    -------

99.1              Press Release, dated May 20, 2003